SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Encore Medical Corporation

__________________________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

__________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:_______________________________________________

	(2)	Aggregate number of securities to which transaction applies:_______________________________________________

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction:______________________________________________________

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: __________________________________________________________________________

	(2)	Form, Schedule or Registration Statement No.: _________________________________________________________

	(3)	Filing Party: ____________________________________________________________________________________

	(4)	Date Filed: _____________________________________________________________________________________

November 3, 2003

Dear Stockholder:

On behalf of the Board of Directors and employees of Encore Medical Corporation, I cordially invite you to attend a Special Meeting of the Stockholders of Encore Medical Corporation. We will hold the Special Meeting on December 4, 2003 at 10:00 a.m. local time at the offices of Encore Medical Corporation, located at 9800 Metric Blvd., Austin, Texas 78758.

Enclosed with this letter is a Notice of the Special Meeting, a Proxy Statement, a proxy card, and a return envelope. Both the Notice of the Special Meeting and the Proxy Statement provide details of the business that we will conduct at the Special Meeting.

Whether or not you plan to attend the Special Meeting, please sign, date and promptly return the proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Special Meeting in accordance with your proxy instructions. Of course, if you attend the Special Meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

Sincerely,

Harry L. Zimmerman Secretary

YOUR VOTE IS IMPORTANT.

Please Sign, Date and Return Your Proxy Card Before the Special Meeting.

If you have any questions about voting your shares, please contact

Harry L. Zimmerman, at (512) 832-9500 or harry_zimmerman@encoremed.com.

ENCORE MEDICAL CORPORATION

9800 Metric Boulevard

Austin, TX 78758

(512) 832-9500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date: Thursday, December 4, 2003
Time: 10:00 a.m. local time
Location: Encore Medical Corporation 9800 Metric Blvd. Austin, Texas 78758

Dear Stockholders:

At the 2003 Special Meeting of the Stockholders, you and the other stockholders will be able to vote on the following proposals:

1.	Amendment of our Certificate of Incorporation to authorize additional shares of our common stock.

2.	Amendment of our 1997 Distributor Advisory Panel Stock Option Plan increasing the number of shares of common stock authorized for issuance under the plan.

Only stockholders of record at the close of business on October 20, 2003 will be able to vote their shares at the Special Meeting.

By Order of the Board of Directors

Harry L. Zimmerman Secretary

Austin, Texas

November 3, 2003

Your vote at the Special Meeting is Important.

Please indicate your vote on the enclosed proxy and return it in the enclosed envelope as soon as possible, even if you plan to attend the meeting. If you attend the meeting, you will be able to withdraw your proxy and vote in person.

If you have questions about voting your shares, please contact Harry L. Zimmerman, Executive Vice President, General Counsel and Secretary, at (512) 832-9500 or at harry_zimmerman@encoremed.com.

November 3, 2003

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 4, 2003

This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the Special Meeting of the Stockholders of Encore Medical Corporation (“Encore,” “we,” or “us”). The Special Meeting will be held on Thursday, December 4, 2003, at 10:00 a.m. local time at Encore Medical Corporation, located at 9800 Metric Blvd., Austin, Texas 78758.

This Proxy Statement provides information about the Special Meeting, the proposals on which you will be asked to vote at the Special Meeting and other relevant information.

On November 3, 2003, we began mailing information to people who, according to our records, owned shares of Encore’s common stock at the close of business on October 20, 2003.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The board of directors is soliciting your proxy to encourage your participation in the voting at the Special Meeting and to obtain your support on each of the proposals. You are invited to attend the Special Meeting and vote your shares directly. If you do not attend the Special Meeting, you may vote by proxy, which allows you to direct another person to vote your shares at the Special Meeting on your behalf.

THE SPECIAL MEETING

Encore will hold the Special Meeting on Thursday, December 4, 2003, at 10:00 a.m. local time at Encore Medical Corporation, located at 9800 Metric Blvd., Austin, Texas 78758.

THIS PROXY SOLICITATION

This solicitation contains two parts: the proxy card and this Proxy Statement. The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions. This Proxy Statement provides you with information on the proposals and other matters that you may find useful in determining how to vote. On November 3, 2003, we began mailing this Proxy Statement to all people who, according to our records, owned shares of Encore’s common stock at the close of business on October 20, 2003.

Encore will pay for soliciting these proxies. Encore’s directors, officers and employees may solicit proxies in person or by telephone, mail, facsimile or otherwise but they will not receive additional compensation for their services. Encore will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock held by record by them.

HOW TO VOTE YOUR SHARES

In general, you are entitled to cast the number of votes equal to the number of shares of common stock of Encore that you own. You may vote your shares at the Special Meeting in person or by proxy.

To vote in person, you must attend the Special Meeting and obtain and submit a ballot. Encore will have ballots for voting in person available at the Special Meeting.

To vote by proxy, you must complete and return the enclosed proxy card following the instructions on the proxy card. By completing and returning the proxy card, you will direct the persons designated on the proxy card (those persons are known as “proxies”) to vote your shares at the Special Meeting in accordance with your instructions. Kenneth W. Davidson and Harry L. Zimmerman will serve as proxies for the Special Meeting. If you decide to vote by proxy, your proxy card will be valid only if you sign, date and return the proxy card before the Special Meeting. Completed proxies we receive on a timely basis will be voted in accordance with the instructions you place on the form of proxy. Unless you tell us on the form of proxy to vote differently, we will vote signed returned proxies “FOR” approval of the amendment to our certificate of incorporation and “FOR” approval of the amendment to the 1997 Distributor Advisory Panel Stock Option Plan. If any other matters properly come before the meeting, the designated proxies will vote your shares in accordance with their best judgment.

You may not vote electronically or telephonically.

If you participate in the Encore Medical Corporation 401(k) Plan, you may vote shares of Common Stock equivalent to the value of the interest credited to your account by instructing Wells Fargo Bank, N.A., the trustee of the plan, pursuant to the instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by November 30, 2003.

If you do not send instructions, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions. You may also revoke previously given voting instructions by November 30, 2003, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

HOW TO REVOKE YOUR PROXY

You may revoke your proxy at any time before it is voted. Any stockholder returning the enclosed form of proxy may revoke such proxy at any time prior to its exercise by:

•	delivering a signed proxy, dated later than the original proxy and addressed to 9800 Metric Blvd., Austin, TX 78758, attn: Harry L. Zimmerman;

•	delivering a signed, written revocation letter, dated later than the proxy and addressed to 9800 Metric Blvd., Austin, TX 78758, attn: Harry L. Zimmerman; or

•	attending the Special Meeting and voting in person (attending the meeting alone will not revoke your proxy; you must actually obtain a ballot and vote your shares to revoke the proxy).

QUORUM

On the record date for the Special Meeting (October 20, 2003), 36,709,936 shares of Encore’s common stock were issued and outstanding. Encore’s Bylaws require that a “quorum” be present at the Special Meeting to transact business. A quorum will be present if a majority of Encore’s common stock, or 18,354,969 shares, is represented at the Special Meeting, in person or by proxy. If a quorum is not present, a vote cannot occur. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Special Meeting.

METHOD OF COUNTING VOTES, ABSTENTIONS AND BROKER NON-VOTES

Those who fail to return a proxy or attend the meeting will not count towards determining any required plurality, majority or quorum.

Stockholders and brokers returning proxies or attending the meeting who abstain from voting on approval of the amendment to our certificate of incorporation or approval of the amendment to our 1997 Distributor Advisory Panel Stock Option Plan will count towards determining a quorum. Such abstentions will have no effect on the approval of the amendment to our 1997 Distributor Advisory Panel Stock Option Plan, but will have the same effect as a no vote on the approval of the amendment to our certificate of incorporation.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. In the event that a broker does not receive voting instructions for non-routine matters, a broker may notify us that it lacks voting authority to vote those shares. These “broker non-votes” refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). These broker non-votes will have no effect on the outcome of the amendment to our 1997 Distributor Advisory Panel Stock Option Plan, but will have the same effect as a no vote on the approval of the amendment to our certificate of incorporation.

WHERE TO FIND VOTING RESULTS

Encore will publish the voting results in its Form 10-K for the year ended December 31, 2003, which we will file with the Securities and Exchange Commission (SEC) in March 2004.

ADDITIONAL INFORMATION

On August 12, 2003, Encore filed its Quarterly Report to Stockholders for the quarter ended June 28, 2003 on Form 10-Q with the SEC. Stockholders may obtain a copy, without charge, by writing to us at 9800 Metric Blvd., Austin, Texas 78758, Attn: Harry L. Zimmerman. You may also obtain our SEC filings through the SEC’s website at www.sec.gov.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF ALL PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

PROPOSALS FOR STOCKHOLDER ACTION

We will present the following two proposals at the Special Meeting. We do not intend to bring before the Special Meeting any matters other than the two proposals as described below. If any other matters are properly presented at the Special Meeting for action, it is intended that the persons named in the proxy will vote in accordance with their best judgment on such matters. All matters, if any, other than the two proposals described below that are submitted to you at the meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or our certificate of incorporation or bylaws.

PROPOSAL ONE:

APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

GENERAL

Currently, our certificate of incorporation (the “Certificate”), authorizes the issuance of 50,000,000 shares of common stock, par value $0.001 per share. On October 14, 2003, our board of directors adopted a proposal to amend the Certificate to increase the number of shares of common stock that we are authorized to issue from 50,000,000 shares to 100,000,000 shares, subject to stockholder approval of the amendment. Our board has declared the proposed amendment to be advisable and in the best interests of Encore and the stockholders.

PROPOSED AMENDMENT

We propose to amend the Certificate so that the first sentence of the FOURTH Article of the Certificate reads in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 101,000,000, of which 100,000,000 shall be Common Stock of the par value of $0.001 per share, and 1,000,000 shares shall be Preferred Stock of the par value of $0.001 per share.”

The remaining provisions of the Certificate will remain the same and in full force and effect.

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

We believe that the availability of authorized but unissued shares will provide us with the flexibility to issue common stock for a variety of corporate purposes, including, but not limited to, making acquisitions through the use of common stock, raising additional capital for general corporate purposes, establishing strategic relationships with other companies, and reserving additional shares under the 1997 Distributor Advisory Panel Stock Option Plan (the “Plan”). Additionally, if Proposal Two is approved by the stockholders, we intend to reserve additional shares of common stock so that the total number of shares reserved for issuance under the Plan is 1,200,000.

We believe that we will benefit by having the additional shares available for such purposes without delay or the necessity of any additional special meetings of stockholders. Other than described above with respect to Proposal Two, we have no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment. If the proposed amendment is approved by the stockholders, the additional shares generally will be available for issuance from time to time by the board without further action by the stockholders. Stockholder approval of these issuances may be required by applicable law, regulatory agencies or by the rules of any stock exchange on which our securities may then be listed, but in most instances the board will have the authority to issue or reserve for issuance additional shares of common stock without the approval of the stockholders. We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the board. If the board elects to issue additional shares of common stock, the issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

The proposal to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect, although that is not our intent. For example, if we were the subject of a hostile takeover attempt, we could try to impede the takeover by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defense strategy could discourage unsolicited takeover attempts, which would limit the opportunity for stockholders to realize a higher price for their shares than is generally available in the public markets. The proposal may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. The board is not aware of any attempt, or contemplated attempt, to acquire control of Encore, and this proposal is not being presented with the intent that it be used as a type of anti-takeover device.

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. However, even if the stockholders approve the proposed amendment to our certificate of incorporation, the board retains discretion under Delaware law not to implement the proposed amendment. If the board were to exercise such discretion, the number of shares of common stock authorized for issuance would remain at 50,000,000 shares.

VOTES REQUIRED TO APPROVE PROPOSAL ONE

Approval of the amendment to our certificate of incorporation to increase the number of shares of our common stock that we are authorized to issue will be decided by a majority of all shares entitled to vote on the matter, whether or not such shares are represented at the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

PROPOSAL TWO:

APPROVAL OF THE AMENDMENT TO THE 1997 DISTRIBUTOR ADVISORY PANEL STOCK OPTION PLAN

Our 1997 Distributor Advisory Panel Stock Option Plan was established by the board of directors on April 4, 1997. The purpose of the Plan, which is more fully described below, is to reward and retain our independent sales distributors who sell our products. A copy of the full text of the Plan is attached hereto as Exhibit A. On September 3, 2003, our board of directors adopted a proposal to amend the Plan by increasing the number of shares of common stock authorized and reserved for issuance under the Plan from 200,000 to 1,200,000. We must receive stockholder approval to amend the Plan as such.

GENERAL DESCRIPTION OF THE PLAN

Under the Plan, independent sales distributors who have entered into “sales representative agreements” with us, or one of our affiliates, are eligible to participate in the Plan and receive rewards in the form of stock options. The Committee (as defined below) can grant options (the right to purchase shares of our common stock at a fixed price for up to a fixed length of time). These options are non-qualified stock options (“NQSOs”). A total of 200,000 shares of common stock are currently available for issuance under the Plan, none of which have been approved by the stockholders and all of which are registered on Forms S-8 filed with the SEC. The proposal would increase to 1,200,000 the number of shares of common stock reserved for issuance under the Plan. As of October 28, 2003, the closing sale price of our common stock was $6.15.

ADMINISTRATION

The Plan is administered by a committee (the “Committee”) which is appointed by the board. The Committee’s authority includes granting options to purchase shares, determining the exercise price of the options granted, and exercising broad discretion to set or amend other terms (such as vesting). The Committee has discretion in determining the terms, restrictions and conditions of each award granted under the plan, provided that no options may be granted after December 31, 2006 and no option may be exercisable after ten years from the date of grant.

AMENDMENT AND TERMINATION

The plan may be amended or terminated by the board of directors, at any time. However, an amendment that would impair the rights of a recipient of any outstanding award will not be valid with respect to such award without the recipient’s consent. In addition, our stockholders must approve any amendment to the extent required for compliance with Rule 16b-3, Section 423 of the Internal Revenue Code, or any other applicable law, rule or regulation.

BENEFITS TO EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES OF ENCORE UNDER THE PLAN

As the only persons eligible for awards under the Plan are our independent sales distributors, no benefits will accrue to any executive officers, directors or employees of Encore.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

The following is a brief summary of certain federal income tax consequences arising with respect to awards made under the Plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and does not purport to be a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Internal Revenue Code or regulations thereunder or interpretations thereof. We urge participants in the Plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the Plan prior to taking action with respect to an award. The Plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code.

Because our employees are not eligible to receive option grants under the Plan, only NQSOs (and not “incentive stock options,” as defined in Section 422 of the Internal Revenue Code) may be granted under the Plan. A participant who is granted an NQSO under the Plan generally will not recognize federal income tax upon the grant of the option, and we will not be entitled to a tax deduction by reason of the grant. Upon exercise of the NQSO, the excess of the fair market value of the shares acquired on the exercise date over the exercise price will be considered compensation taxable as ordinary income to the participant, and we may claim a tax deduction at that time equal to the amount of taxable income recognized by the participant, provided we satisfy the applicable federal income tax reporting requirements with respect to the income recognized by the participant. In the event of the sale of the shares of common stock, any gain or loss after the date of exercise will, assuming the shares qualify as capital assets in the hands of the participant, qualify as capital gain or loss.

If any profits associated with a sale of common stock acquired pursuant to the exercise of an NQSO under the Plan within six months of its acquisition could subject the participant to suit under Section 16(b) of the Exchange Act, there will be no federal income tax consequences to either the participant or Encore as a result of the exercise of the option. The inclusion of these profits as income to the participant generally is deferred until the earlier of:

•	the expiration of the six-month period described above; or

•	the first day on which the sale of the common stock will not subject the employee to suit under Section 16(b) of the Exchange Act.

However, if the participant makes a timely and proper election under Section 83(b) of the Internal Revenue Code to be taxed at the time the common stock is transferred to him or her, then the excess of the fair market value of shares of common stock on the exercise date over the exercise price will be taxed as ordinary income. The election must be made within 30 days of the date of exercise. In the absence of such an election, the excess of the fair market value of shares of common stock on the date the Section 16(b) restrictions expire with respect to the participant (or, if earlier, the date on which the six-month period referred to above expires) over the exercise price will be considered compensation taxable as ordinary income to the participant. We will be entitled to a tax deduction in an amount equal to the amount required to be recognized as ordinary income by the participant at the time the participant is subject to tax, provided that the applicable federal income tax withholding and reporting requirements are satisfied. On the sale of any shares acquired pursuant to the exercise of an NQSO granted under the Plan, a participant will recognize gain in an amount equal to the difference between the sales price and the participant’s tax basis in the shares, which tax basis will include the exercise price paid plus the amount required to be recognized as income by the participant as a result of the exercise of the nonqualified stock option to purchase the shares, and the gain will be short-term capital gain if the shares have been held for one year or less and long-term capital gain if the shares have been held for more than one year.

SHARES OF COMMON STOCK ISSUABLE UNDER CURRENT EQUITY COMPENSATION PLANS

The following table provides information about the number of shares of our common stock that may be issued under our existing equity compensation plans as of December 31, 2002. These plans are as follows:

•	the 1996 Incentive Stock Plan;

•	the 1997 Distributor Advisory Panel Stock Option Plan;

•	the 1997 Surgeon Advisory Panel Stock Option Plan;

•	the 2000 Non-Employee Director Stock Option Plan;

•	the 1992 Stock Option Plan;

•	the 1993 Distributor Stock Option Plan; and

•	the 1993 Surgeon Advisory Panel Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,077,942	$2.45	1,491,937
Equity compensation plans not approved by security holders	863,485	$3.75	775,500
Total	1,941,427	$3.03	2,267,437

For additional information regarding those plans that have not been approved by security holders, please see the information included in Footnote 9 of our consolidated financial statements included in our annual report. You may obtain a copy of our annual report, without charge, by writing to us at 9800 Metric Blvd., Austin, Texas 78758, Attn: Harry L. Zimmerman.

VOTES REQUIRED TO APPROVE PROPOSAL TWO

Approval of the amendment to the Plan to increase the number of shares authorized and reserved for issuance under the Plan will be decided by the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting, provided a quorum exists.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1997 DISTRIBUTOR ADVISORY PANEL STOCK OPTION PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth information regarding the beneficial ownership of our common stock as of September 27, 2003 by:

•	each person known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(2)	Amount and Nature of Beneficial Ownership(3)	Percentage Ownership(1)
Galen Partners III, L.P.(4)	11,678,820	32.9%
Kenneth W. Davidson	814,100	2.3
Dr. Craig L. Smith	276,031	*
Harry L. Zimmerman	256,750	*
August B. Faske	271,442	*
Jack F. Cahill	120,500	*
Alastair Clemow	0	*
Paul D. Chapman(5)	12,500	*
Dr. John H. Abeles(6)	449,931	1.3
Jay M. Haft	196,250	*
Joel S. Kanter(7)	305,000	*
Scott Klosterman(8)	14,167	*
Dr. Richard O. Martin(9)	83,883	*
Karen Osar	0	*
Bruce F. Wesson(10)	12,895,658	36.3
Zubeen Shroff(11)	12,862,658	36.2
All directors and executive officers as a group (16 persons)	14,902,414	47.0

*	Represents less than 1% of our outstanding common stock.
(1)	The number of shares outstanding used in calculating the percentage for each person, group or entity listed includes the number of shares underlying options, warrants and convertible securities held by such person or group that were exercisable or convertible within 60 days from September 27, 2003, but excludes shares of stock underlying options, warrants or convertible securities held by any other person.
(2)	The address of each director or executive officer (and any related persons or entities) is c/o Encore at its principal office, 9800 Metric Blvd., Austin, Texas 78758.
(3)	The number of shares of common stock beneficially owned includes the number of shares underlying options, warrants and convertible securities that were exercisable or convertible within 60 days from September 27, 2003. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.
(4)	The address of Galen Partners III, L.P. is 610 Fifth Avenue, New York, New York 10020. Consists of 11,176,691 shares of common stock and 502,129 shares of common stock underlying warrants exercisable within 60 days from September 27, 2003. Does not include (i) the 46,189 shares of common stock or (ii) the 2,075 shares of common stock underlying warrants exercisable within 60 days from September 27, 2003, beneficially owned by Galen Employee Fund III, L.P., the beneficial ownership of which is disclaimed by this person. Also, does not include (i) the 1,011,633 shares of common stock or (ii) the 45,449 shares of common stock underlying warrants exercisable within 60 days from September 27, 2003 beneficially owned by Galen Partners International III, L.P., the beneficial ownership of which is disclaimed by this person.

(5)	Consists of 12,500 shares of common stock underlying options exercisable within 60 days of September 27, 2003.
(6)	Consists of 296,931 shares of outstanding common stock and 55,000 shares of common stock underlying options exercisable within 60 days of September 27, 2003. Of the shares attributed to Dr. Abeles, all of the outstanding shares of common stock listed are owned by Northlea Partners, Ltd., a limited partnership of which Dr. Abeles is the general partner and the Abeles Family Trust is the sole limited partner. Dr. Abeles has sole voting and investment power with respect to such shares.
(7)	Consists of 14,167 shares of common stock underlying options exercisable within 60 days of September 27, 2003.
(8)	Consists of 250,000 shares of outstanding common stock and 55,000 shares of common stock underlying options exercisable within 60 days of September 27, 2003. Of the shares attributable to Mr. Kanter, 50,000 shares of common stock are owned by Windy City, Inc. and 200,000 shares of common stock are beneficially owned by the Kanter Family Foundation, a charitable not-for-profit corporation. Mr. Kanter is the President and a member of the Board of Directors for both Windy City, Inc. and the Kanter Family Foundation and has sole voting and investment control over said securities. Mr. Kanter disclaims any and all beneficial ownership of securities owned by either Windy City, Inc. or the Kanter Family Foundation.
(9)	Consists of 28,883 shares of outstanding common stock and 55,000 shares of common stock underlying options exercisable within 60 days of September 27, 2003.
(10)	Of the shares attributed to Mr. Wesson, all but 33,000 of the shares listed are beneficially owned by the Galen Entities, of which he is a general partner of entities that control the general partner of the Galen Entities. Mr. Wesson does not have sole voting or investment power with respect to such shares, and Mr. Wesson disclaims beneficial ownership of these shares except to the extent of each of his pecuniary interest therein. Includes 63,492 shares held by Galen Advisors, LLC of which Mr. Wesson is a member. Mr. Wesson does not have sole voting or investment power with respect to such shares and Mr. Wesson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. It also includes 15,000 options that are exercisable within 60 days from September 27, 2003.
(11)	Of the shares attributed to Mr. Shroff, all of the outstanding shares listed are beneficially owned by the Galen Entities, of which he is a partner of entities that control the general partner of the Galen Entities. Mr. Shroff does not have sole voting or investment power with respect to such shares and Mr. Shroff disclaims beneficial ownership of these shares except to the extent of each of his pecuniary interest therein. Includes 63,492 shares held by Galen Advisors, LLC of which Mr. Shroff is a member. Mr. Shroff does not have sole voting or investment power with respect to such shares and Mr. Shroff disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Includes 15,000 options that are exercisable within 60 days from September 27, 2003.

EXHIBIT A

ENCORE MEDICAL CORPORATION

1997 DISTRIBUTOR ADVISORY PANEL STOCK OPTION PLAN

1.    Purpose.    This 1997 Distributor Advisory Panel Stock Option Plan (the “Plan”) of Encore Medical Corporation, a Delaware corporation (the “Company”), for distributors affiliated with the Company or an affiliate of the Company, is intended to advance the best interest of the Company by providing such individuals, who have substantial responsibility for marketing and selling the Company’s or the Company’s affiliates products, with compensation and by increasing their proprietary interest in the success of the Company — thereby encouraging them to remain involved in the Company’s marketing effort.

2.    Administration.    The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the “Committee”); and all questions of interpretation and application of the Plan, or of options granted hereunder (the “Options”), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. The Committee shall consist of not less than three (3) members. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. The determinations of the Committee on all matters referred to in this Plan shall be conclusive. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including, but not limited to, the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.

3.    Option Shares.    The shares subject to the Options and other provisions of the Plan shall be shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”). The total amount of the Common Stock with respect to which Options may be granted under the Plan shall not exceed, in the aggregate, two hundred thousand (200,000) shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option granted under the Plan shall expire or terminate, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

4.    Authority to Grant Options.    The Committee may grant from time to time, as it shall from time to time determine, to an eligible person, an Option or Options to buy a stated number of shares of Common Stock under the terms and conditions of the Plan. Subject only to any applicable limitations set forth in the Plan, the number of shares of Common Stock to be covered by any Option shall be as determined by the Committee. No tandem Options may be issued, that is, no Option may be granted the exercise of which would affect the exercisability of any other outstanding Option held by the optionee.

5.    Eligibility.    The persons or entities who shall be eligible to participate in the Plan shall be those persons or entities who are serving as sales representatives for the Company’s or the Company’s affiliates’ products.

6.    Grants to Distributors.    All persons or entities who have entered into Sales Representative Agreements with the Company shall be eligible to participate in the Plan and shall be granted Options as determined by the Committee.

7.    Option Price.    The price at which shares may be purchased pursuant to Options may be equal to, less than or greater than the fair market value of the shares of Common Stock on the date the Option is granted, as the Committee in its discretion may provide. The term “fair market value” shall mean such amount determined in good faith by the Board of Directors of the Company or, in absence of a determination by the Board, by the

Committee; provided, however, that during such time as the Common Stock is traded in the over-the-counter market, but is not listed upon the NASDAQ quotation system or an established stock exchange, the fair market value per share shall be the mean between dealer “bid” and “ask” prices of the Common Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc.; and provided further, that if the Common Stock is traded on the NASDAQ quotation system or is listed on an established stock exchange or exchanges, such fair market value shall be deemed to be the closing price of the Common Stock as reported for that day in The Wall Street Journal listing of composite transactions for such stock exchange or exchanges on the day the Option is granted, or if no sale of Common Stock shall have been made on any stock exchange on that day, on the preceding day on which there was a sale of such stock as reported.

8.    Duration of Options.    No Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. The Committee in its discretion may provide that an Option shall be exercisable during such ten (10)-year period or any lesser period of time, and each Option shall be subject to earlier termination as hereinafter provided.

9.    Amount Exercisable.

(a)    Each Option may be exercised, so long as it is valid and outstanding, from time to time, in part or as a whole, subject to the provisions of Paragraph 10 hereof and to such other conditions as the Committee, in its sole discretion, may provide.

(b)    A “Change of Control” for purposes of this Plan shall mean the acquisition by a single entity or group of affiliated entities of more than eighty percent (80%) of the Common Stock of the Company issued and outstanding immediately prior to such acquisition; or the dissolution or liquidation of the Company, or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than twenty percent (20%) of the voting power of the surviving or acquiring corporation.

(i)    Change of Control with Provision Being Made Therefor.    If provision be made in writing in connection with a Change of Control for the assumption and continuance of any Option granted under the Plan, or the substitution for such Option of a new Option covering the shares of the successor corporation, with the appropriate adjustment as to number and kind of shares and prices, the Option granted under the Plan, or the new Option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

(ii)    Change of Control Without Provision Being Made Therefor.    In the event provision is not made in connection with a Change of Control for the continuance and assumption of Options granted under the Plan or for the substitution of any Option covering the shares of the successor corporation, then if the Committee waives any limitations set forth in, or imposed pursuant to Paragraph 9(a) hereof, the holder of any such vested Option shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares not previously exercised under such vested Option, without regard to the determination as to the periods and installments of exercisability made pursuant to Paragraph 9(a) if (and only if) such Option has not at that time expired or been terminated, failing which purchase, any unexercised portion shall be deemed canceled as of the effective date of such Change of Control.

(iii)    All adjustments under this Paragraph 9(b) shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive for all purposes of the Plan.

10.    Exercise of Options.    Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised and specifying the address to which the certificates for such shares are to be mailed, together with full payment of the Option price of such shares and such other items as may be required pursuant to Paragraph 13 hereof. “Full payment” shall mean the full exercise price in cash, certified check, bank draft, or postal or express money order payable to the order of the Company. No options shall be exercisable except in respect of whole shares of Stock. Payment in full or part may also be made in the form of shares of Common Stock not then subject to restrictions. Shares of Common Stock so surrendered shall be valued at fair market value on the exercise date. Not less than five hundred (500) shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee a certificate for the number of shares with respect to which such Option has been so exercised, issued in the optionee’s name; provided that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 10. The delivery of a certificate upon the exercise of Options may, in the discretion of the Committee, be conditioned upon payment to the Company by the person exercising such Option of the amount, determined by the Company, of any tax liability of the Company resulting from such exercise. The Company shall have the right to deduct any sums that the Committee reasonably determines that federal, state or local tax law requires to be withheld with respect to the exercise of any Option or as otherwise may be required by those laws. The Company may require as a condition to issuing shares of Common Stock upon exercise of the Option that the optionee or other person exercising the Option pay any sums that federal, state or local tax law requires to be withheld with respect to the exercise. The Company shall not be obligated to advise any optionee of the existence of the tax or the amount which the Company will be so required to withhold.

11.    Non-Transferability of Options; Stock Transfer Restrictions.    Except with the prior written consent of the Company in its sole discretion, Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by him or her or by the optionee’s duly appointed guardian or personal representative or by the optionee’s authorized representative.

12.    Termination of Service as Sales Representative or Death of Optionee.    Except as may be otherwise expressly provided herein, or unless otherwise provided for by the Committee, any unvested Options shall terminate on the earlier of the date specified pursuant to Paragraph 8 hereof or no later than one (1) day less than one (1) month following termination of affiliation between the Company and the optionee for any reason, for or without cause. After the death of the optionee, his or her executors, administrators, or any person or persons to whom his or her Option may be transferred, by will or by the laws of descent and distribution, shall have the right to exercise the Option, in whole or in part (subject to any limitations set forth in, or imposed pursuant to, Paragraph 9(a) hereof).

13.    Requirements of Law.

(a)    The Company shall not be required to sell or issue any shares pursuant to any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. If a registration statement under the Securities Act of 1933, as amended, and any applicable state securities or Blue Sky laws (the “Securities Laws”) is not in effect with respect to the shares of Common Stock issuable pursuant to any Option, the Company may require the optionee to make certain representations and may require an opinion of counsel satisfactory to the Company to the effect that such registration is not required. Any determination in this connection by the Company shall be final, binding, and conclusive.

(b)    Upon exercise of any Option, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Company shall be final, binding, and conclusive.

(c)    In the event the shares issuable on exercise of an Option are not registered under the Securities Laws, the Company may imprint the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE APPLICABLE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(d)    The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Laws, and in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14.    No Rights as Stockholder.    No optionee shall have rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; no adjustment for dividends (other than stock dividends under Paragraph 16) or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

15.    Engagement Obligations.    The granting of any Option shall not impose upon the Company or any affiliate of the Company any obligation to engage or continue to engage any optionee, and the right of the Company or any affiliate of the Company to terminate the engagement of any distributor shall not be diminished or affected by reason of the fact that an Option has been granted to him or her.

16.    Changes in the Company’s Capital Structure.

(a)    The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)    If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services, or property, then: (i) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options thereunder shall be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; (ii) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then subject to Options thereunder shall be proportionately reduced, and the cash consideration payable per share shall be proportionately increased; and (iii) the number of shares then available for Options thereunder shall be proportionately increased or decreased, as the case may be.

(c)    After a merger of one or more corporations into the Company, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger if, immediately prior to such merger, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

(d)    If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or where the Company will be a wholly owned subsidiary of another corporation, or if the Company sells or otherwise disposes of all or substantially all of its property or assets to another corporation while unexercised, vested Options remain outstanding under the Plan, then:

(i)    subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, or sale, as the case may be, each holder of an outstanding vested Option shall be entitled, upon exercise of such vested Option, to receive, in lieu of shares of Common Stock, the number and class of shares of such stock, other securities, cash, and other property or rights as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, or sale and to which he or she would have been entitled if, immediately prior to such merger, consolidation, or sale, he or she had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such vested Option shall be so exercised; and

(ii)    all outstanding Options may be canceled by the Board of Directors of the Company as of the effective date of any such merger, consolidation, or sale, provided that (x) written notice of such cancellation is given to each holder of a vested or non-vested Option not later than thirty (30) days prior to such effective date and (y) each holder of a vested Option shall have the right to exercise such vested Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9(a) hereof) during the said thirty (30)-day period preceding the effective date of such merger, consolidation, or sale.

(e)    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

17.    Amendment or Termination of Plan.    The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the holder of an Option, make such modifications of the terms and conditions of such holder’s Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

18.    Written Agreement.    Each Option granted thereunder shall be embodied in a written option agreement that shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the Chairman of the Board, the President, or any Vice President of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

19.    Indemnification of Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts of paid to the Company itself) reasonably incurred by him or her in connection with or arising out of any action, suit, or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (i) in respect of matters as to which he or she shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advise of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit, or proceeding, he or she shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

20.    Time of Grant and Exercise.

(a)    The granting of an Option pursuant to the Plan shall take place at the time of the Committee’s action, as described in Paragraph 2 hereof; provided, however, that if the appropriate resolutions of the Committee indicate that an Option is to be granted as of and at some future date, the date of grant shall be such future date. In the event action by the Committee is taken by written consent of its members, the action by the Committee shall be deemed to have been taken at the time the last member required for a valid action of the Committee signs the consent.

(b)    An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the Option together with payment of the purchase price made in accordance with Paragraph 10 of the Plan.

21.    Information Confidential.    As partial consideration for the granting of each Option thereunder, the optionee shall agree with the Company that he will keep confidential all information and knowledge which he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be given in confidence to the optionee’s spouse or to a financial institution to the extent that such information is necessary in order to secure a loan. In the event any breach of this promise comes to the attention of the Board of Directors, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option or Options to such optionee, as a factor militating against the advisability of granting any such future Option or Options to such optionee.

22.    Execution of Receipts and Releases.    Any payment or any issuance or transfer of shares of Common Stock to the optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons thereunder. The Board of Directors may require any optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

23.    No Guarantee of Interests.    Neither the Board of Directors nor the Company guarantees the Common Stock of the Company from loss or depreciation.

24.    Payment of Expenses.    All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

25.    Severability.    In the event any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

26.    Notice.    Whenever any notice is required or permitted thereunder, such notice must be in writing and personally delivered or sent by mail. Except as otherwise provided in Paragraph 20 of this Plan, any notice required or permitted to be delivered thereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third (3rd) business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices.

27.    Waiver of Notices.    Any person entitled to notice thereunder may waive such notice.

28.    Successors.    The Plan shall be binding upon the Optionee, his heirs, legatees and legal representatives, upon the Company, its successors and assigns and upon the Board of Directors and its successors.

29.    Headings.    The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

30.    Word Usage.    Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

31.    Effective Date of Plan.    The Plan shall become effective and shall be deemed to have been adopted on April 4, 1997. No Option shall be granted pursuant to the Plan after December 31, 2006.

ENCORE MEDICAL CORPORATION

SPECIAL MEETING OF THE STOCKHOLDERS

DECEMBER 4, 2003

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Davidson and Harry L. Zimmerman, and each of them singly, with full power of substitution to act as the lawful agent and proxy for the undersigned and to vote all shares of common stock of Encore Medical Corporation that the undersigned is entitled to vote and holds of record on October 20, 2003 at the Special Meeting of Stockholders of Encore Medical Corporation to be held at the offices of Encore Medical Corporation, located at 9800 Metric Blvd., Austin, Texas, on December 4, 2003, at 10:00 a.m., local time, and at any adjournments thereof, on all matters coming before the Special Meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the recommendations of the board of directors. Messrs. Davidson and Zimmerman cannot vote your shares unless you sign and return this card. You may revoke this proxy at any time before it is voted by delivering to our secretary either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

This proxy when properly executed will be voted in the manner you have directed. If you do not specify any directions, this proxy will be voted for Proposals One and Two and in accordance with Messrs. Davidson and Zimmerman’s discretion on such other matters that may properly come before the meeting to the extent permitted by law.

The undersigned acknowledges receipt from Encore Medical Corporation prior to the execution of this proxy of a Notice of the Special Meeting of Stockholders and of a Proxy Statement dated November 3, 2003 relating to the meeting.

☒ PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

		FOR	AGAINST	ABSTAIN
1.	Amendment of the Certificate of Incorporation to increase authorized stock	☐	☐	☐
2.	Amendment of 1997 Distributor Advisory Panel Stock Option Plan	☐	☐	☐
3.	In the above named proxy’s discretion, to act upon such other business as may properly come before the meeting	☐	☐

I plan to attend the Special Meeting ☐

Please sign exactly as name appears on this card. If shares are held jointly, each holder may sign but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give your title as such.

SIGNATURE(S)

DATE

IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE YOUR CARD AND

RETURN YOUR PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.